As filed with the Securities and Exchange Commission on February 23, 2001
                                                       Registration No. 33-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No.___

                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                               Baltimore, MD 21202
                    (Address of Principal Executive Offices)

                                 (410) 539-0000
                  (Registrant's Area Code and Telephone Number)

                               Marc R. Duffy, Esq.
                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                             Rachael M. Zufall, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

      Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

      It is proposed that this filing will become effective on March 26, 2001 pursuant to Rule 488.

      Title of securities being registered: Primary Class and Institutional Class shares of capital stock, par value $0.001 per share, of the series of the Registrant designated Legg Mason American Leading Companies Trust.

      No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                        LEGG MASON INVESTORS TRUST, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                       LEGG MASON TOTAL RETURN TRUST, INC.

                               April [____], 2001

Dear Shareholder:

         The attached proxy materials describe a proposal to merge Legg Mason Total Return Trust, Inc. ("TRT") into Legg Mason American Leading Companies Trust ("ALC"), a series of Legg Mason Investors Trust, Inc. If the proposal is approved and implemented, each shareholder of TRT will automatically become a shareholder of ALC.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. The Board believes that combining the two Funds will benefit TRT's shareholders by providing them with a portfolio that Legg Mason Wood Walker, Incorporated and Legg Mason Funds Management, Inc., the Fund's distributor and adviser, believe is better positioned to take advantage of the investment opportunities of the future. In addition, the merger would create one Fund with a substantially larger asset base, which would result in lower total expenses for all shareholders. The Funds have similar investment objectives of capital appreciation and current income, but have some differences in investment policies. While both invest chiefly in equity securities, ALC invests primarily in companies that have market capitalizations of at least $5 billion, whereas TRT does not have a comparable limitation. The attached Proxy Statement/Prospectus provides more information about the proposed reorganization and the two Funds.

         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by telephone or in person.

                                              Very truly yours,


                                              John F. Curley, Jr.
                                              President

                       LEGG MASON TOTAL RETURN TRUST, INC.


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001


To the Shareholders:

         A special meeting of shareholders of Legg Mason Total Return Trust, Inc. ("TRT"), will be held on May 17, 2001 at 10:00 a.m., Eastern time, at the offices of TRT at 100 Light Street (28th Floor), Baltimore, Maryland 21202, for the following purposes:

         (1) To approve an Agreement and Plan of Reorganization and Termination under which Legg Mason American Leading Companies Trust ("ALC"), a series of Legg Mason Investors Trust, Inc., would acquire all the assets of TRT in exchange solely for shares of ALC and the assumption by ALC of all of TRT's liabilities, followed by the distribution of those shares to the shareholders of TRT, all as described in the accompanying Proxy Statement/Prospectus; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         You are entitled to vote at the meeting and any adjournment thereof if you owned shares of TRT at the close of business on March 23, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON, YOU MAY VOTE IN EITHER OF THE FOLLOWING
WAYS:

         1. VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR

         2. VOTE BY TELEPHONE BY CALLING SHAREHOLDER COMMUNICATIONS CORPORATION TOLL-FREE AT [1-888-___] FROM 9:00 A.M. TO 8:00 P.M. (EASTERN TIME) (A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU).

                                  By order of the Board of Directors,


                                  Marc R. Duffy
                                  Secretary

April [__], 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD, BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE AND WILL BE VOTED "FOR" OR "AGAINST" ANY OTHER BUSINESS TRANSACTED AT THE MEETING, IN THE PROXIES' DISCRETION. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone (by calling [1-888-___]) or in person. If we do not receive your completed proxy card after several weeks, we, or someone on our behalf, may contact you.

         Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                       LEGG MASON TOTAL RETURN TRUST, INC.
                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (410) 539-0000


                   LEGG MASON AMERICAN LEADING COMPANIES TRUST
                 (A SERIES OF LEGG MASON INVESTORS TRUST, INC.)
                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (410) 539-0000


                           PROXY STATEMENT/PROSPECTUS
                                APRIL [__], 2001


         This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Legg Mason Total Return Trust, Inc. ("TRT"), a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors ("Board") for use at a special meeting of its shareholders to be held on May 17, 2001, at 100 Light Street (28th Floor), Baltimore, Maryland 21202, at 10:00 a.m., Eastern time (such meeting and any adjournment(s) thereof are referred to collectively as the "Meeting").

         As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on a proposed reorganization in which Legg Mason American Leading Companies Trust ("ALC"), a series of Legg Mason Investors Trust, Inc. ("Investors Trust"), would acquire all the assets of TRT in exchange solely for shares of ALC and the assumption by ALC of all the liabilities of TRT. Those shares of ALC would then be distributed to the shareholders of TRT, so that each shareholder would receive a number of full and fractional shares of ALC having an aggregate value that, on the effective date of the reorganization, would equal the aggregate net asset value of the shareholder's shares of TRT. (These transactions are referred to collectively as the "Reorganization"). As soon as practicable following the distribution of shares, TRT would be terminated.

         ALC's investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. To meet this objective, ALC primarily invests in equity securities of companies that have market capitalizations of at least $5 billion. TRT's investment objective is quite similar to ALC's; it is to seek capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. To meet this objective, TRT invests in a variety of equity and debt securities. Each Fund is advised by Legg Mason Funds Management, Inc. ("LMFM").

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth information about the Reorganization and ALC that a shareholder should know before voting on the Reorganization. A Statement of Additional Information, dated April [__], 2001, relating to the Reorganization and including historical financial statements, has been filed with the

Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement/Prospectus). A Primary Class Prospectus, dated July 31, 2000, as supplemented, and an Institutional(1) Class Prospectus, dated January 21, 2001, for ALC have each been filed with the SEC and are incorporated herein by this reference. A Primary Class Prospectus, dated July 31, 2000, as supplemented, and an Institutional(2) and Financial Intermediary Class Prospectus, dated January 21, 2001, for TRT have each been filed with the SEC and also are incorporated herein by this reference. Management's discussion of the performance of ALC, which is included in its Annual Report to Shareholders for the fiscal year ended March 31, 2000, is attached as Appendix C to this Proxy Statement/Prospectus. [A copy of ALC's Primary Class Prospectus or its Institutional Class Prospectus will accompany this Proxy Statement/Prospectus (depending on the class of shares of TRT you currently own).]

         A Statement of Additional Information for ALC, dated January 21, 2001, and that Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2000 and Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2000, have each been filed with the SEC and are incorporated herein by this reference. A Statement of Additional Information for TRT, also dated January 21, 2001, and that Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2000 and Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2000, have each been filed with the SEC and are also incorporated herein by this reference.

         ALC and TRT documents that are incorporated by reference herein and additional information about the Funds have been filed with the SEC and may be obtained without charge, and further inquiries may be made, by writing to Legg Mason Wood Walker, Incorporated, 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476, or by calling toll-free 1-800-822-5544. The SEC maintains a website (http://www.sec.gov) that contains materials incorporated by reference, together with other information regarding ALC and TRT. Copies of such materials may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ALC BEING OFFERED IN THE REORGANIZATION OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




--------
(1) In November 2000, the Navigator Class of ALC was renamed the Institutional Class.

(2) In November 2000, the Navigator Class of TRT was renamed the Institutional Class.

                                TABLE OF CONTENTS

SECTION TITLE                                                               PAGE

VOTING INFORMATION.............................................................1
SYNOPSIS.......................................................................3
     THE PROPOSED REORGANIZATION...............................................3
     SUMMARY COMPARISON OF THE FUNDS...........................................4
     INVESTMENT OBJECTIVES AND POLICIES........................................4
     PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES..............................4
COMPARISON OF PRINCIPAL RISK FACTORS...........................................4
COMPARISON OF THE FUNDS........................................................6
     INVESTMENT OBJECTIVES.....................................................6
     INVESTMENT POLICIES.......................................................6
     COMPARATIVE FEE TABLE.....................................................8
     EXAMPLE OF EFFECT ON FUND EXPENSES........................................8
     OPERATIONS OF ALC FOLLOWING THE REORGANIZATION............................9
     PERFORMANCE..............................................................10
MANAGEMENT....................................................................11
     INVESTMENT ADVISER.......................................................11
     DISTRIBUTOR..............................................................12
     OTHER FUND SERVICE PROVIDERS.............................................13
     DIRECTORS AND OFFICERS...................................................13
     PURCHASES AND REDEMPTIONS................................................13
     EXCHANGES................................................................14
     DIVIDENDS AND OTHER DISTRIBUTIONS........................................14
     FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION....................15
THE PROPOSED TRANSACTION......................................................15
     REASONS FOR THE REORGANIZATION...........................................15
     REORGANIZATION PLAN......................................................16
     DESCRIPTION OF SECURITIES TO BE ISSUED...................................17
     TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS..............................18
     FEDERAL INCOME TAX CONSIDERATIONS........................................18
     REQUIRED VOTE............................................................19
     FINANCIAL HIGHLIGHTS---ALC...............................................19
     CAPITALIZATION...........................................................21
ORGANIZATION OF THE FUNDS.....................................................21
LEGAL MATTERS.................................................................22
INFORMATION FILED WITH THE SEC................................................22
EXPERTS.......................................................................22
OTHER INFORMATION.............................................................22
     SHAREHOLDER PROPOSALS....................................................22
     OTHER BUSINESS...........................................................23
APPENDIX A:  Principal Shareholders..........................................A-1
APPENDIX B:  Form of Agreement and Plan of Reorganization and Termination....B-1
APPENDIX C:  Management's Discussion of Fund Performance
             (American Leading Companies Trust)..............................C-1

                       LEGG MASON TOTAL RETURN TRUST, INC.

                                  ------------

                           PROXY STATEMENT/PROSPECTUS

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001
                                  ------------


                               VOTING INFORMATION

         This Proxy Statement/Prospectus is being furnished to shareholders of TRT in connection with the solicitation of proxies from its shareholders by its Board for use at the Meeting. This Proxy Statement/Prospectus will first be mailed to shareholders on or about April [__], 2001.

         One third of TRT's shares outstanding and entitled to vote as of the close of business on March 23, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received or for any other legal reason, the holders of one third of the shares present, in person or by proxy, and entitled to vote at the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be (i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by TRT prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         As of the Record Date, TRT had [___________] shares of common stock outstanding, which were composed of the following classes: [_______] Primary Class shares and [_______] Institutional Class shares. A third class of shares of TRT, Financial Intermediary Class, has been authorized, but has not been issued. Therefore, as of the Record Date, there were no Financial Intermediary Class shares outstanding. Shareholder Communications Corporation ("SCC"), 17 State Street, 22nd Floor, New York, New York 10004, has been retained to aid in the solicitation of proxies. The costs of retaining SCC, which are anticipated to be approximately $[______], and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by LMFM and/or one of its affiliates and not by either Fund.

         [Except as set forth in Appendix A, as of the Record Date, to the knowledge of each Fund, no shareholder owned of record or beneficially 5% or more of the shares of any class of either Fund. As of that same date, the Directors and officers of the Funds, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

         REQUIRED VOTE. Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of TRT as of the Record Date. Each outstanding full share of TRT is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of TRT, the Board of TRT will consider what subsequent actions would be in the best interests of shareholders.

                               THE REORGANIZATION

       PROPOSAL.  TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
       --------   AND TERMINATION ("REORGANIZATION PLAN").


                                    SYNOPSIS

         The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and the Statements of Additional Information of each Fund (which are incorporated herein by reference), and the Reorganization Plan. The form of the Reorganization Plan is attached as Appendix B to this Proxy Statement/Prospectus. As discussed more fully below, the Board believes that the Reorganization will benefit TRT's shareholders. The Funds are essentially compatible in terms of their investment objectives, policies, strategies and limitations.


THE PROPOSED REORGANIZATION

         The Board considered and approved the Reorganization Plan at a meeting held on February 6-7, 2001. The Reorganization Plan provides for the acquisition of all the assets of TRT by ALC in exchange solely for shares of common stock of ALC and the assumption by ALC of all the liabilities of TRT. TRT then will distribute those shares of ALC to its shareholders, by class, so that each TRT shareholder will receive the number of full and fractional shares of the corresponding class of ALC equal in aggregate net asset value ("NAV") to the aggregate NAV of the shares of TRT held by the shareholder at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on or about May 25, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). TRT will be terminated as soon as practicable after the Closing Date.

         If the Reorganization Plan is approved by TRT shareholders, shareholders of each class of TRT will receive in the Reorganization shares of the comparable class of ALC. That is, Primary Class shareholders of TRT will receive Primary Class shares of ALC, and Institutional Class shareholders of TRT will receive Institutional Class shares of ALC. Since Financial Intermediary Class shares of TRT have been authorized, but not issued, there are no Financial Intermediary Class shareholders of TRT and these shares will not be involved in the Reorganization.

         The Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent TRT sells securities prior to the Closing Date, it may recognize net gains or losses. Any net recognized gains would increase the amount of any taxable distribution made to shareholders of TRT prior to the Closing Date.

         For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including its Directors who are not "interested persons," as that term is defined in the Investment Company Act of

1940, as amended ("1940 Act"), of TRT or Investors Trust ("Independent Directors"), has determined that the Reorganization would be in the best interests of TRT and that the interests of TRT's shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION BY VOTING "FOR" THE REORGANIZATION PLAN.


SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

         TRT and ALC have similar investment objectives, policies and overall risk characteristics. TRT's investment objective is capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. ALC's investment objective is long-term capital appreciation and current income consistent with prudent investment risk. Each Fund may invest in both equity and debt securities. However, ALC normally invests the majority of its assets in dividend-paying equity securities of large-capitalization issuers, while TRT invests its assets in a mix of common stocks, debt securities and securities convertible into common stock of issuers of varying market capitalizations.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

         The purchase and redemption procedures for ALC's Primary Class and Institutional Class shares would be the same as those currently in effect for the corresponding classes of shares of TRT. Exchanges of shares of either Fund generally may be made for shares of the corresponding class of another Legg Mason Fund.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         An investment in ALC or TRT is subject to specific risks arising from the types of securities in which the Funds invest and general risks arising from investing in any mutual fund. There is no assurance that either Fund will meet its investment objective; investors could lose money by investing in the Funds. As with all mutual funds, an investment in either of these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because TRT and ALC have very similar investment objectives and invest in many of the same types of securities, an investment in ALC is subject to the same specific risks as an investment in TRT. The principal specific risks associated with investing in the Funds include:

         MARKET RISK. Stock prices generally fluctuate more than those of other securities, such as debt securities. The Funds may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

         VALUE STYLE RISK. The Funds' value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a period of time. Additionally, if the Funds' investments are concentrated in certain industries, as is the case with many value funds, they may be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

         INVESTMENT MODELS. LMFM uses proprietary models in order to evaluate securities or securities markets for the Funds. These proprietary models are based on LMFM's understanding and interpretation of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

         FOREIGN SECURITIES RISK. The Funds' investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

         In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

         Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Funds to pursue their rights against a foreign government in that country's courts.

         INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES. The Funds may invest in debt securities which are subject to interest rate risk, which is the possibility that the market prices of the Funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater the effect on its value when rates change.

         Debt securities are also subject to the credit risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

         CALL RISK. The Funds' investment in fixed income securities exposes them to call risk. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

         CONVERTIBLE SECURITIES. Any investment by the Funds in convertible securities subjects them to risk because convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

                             COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

         As noted above, the two Funds have very similar investment objectives in that each seeks capital appreciation and current income. TRT's investment objective is capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. ALC's investment objective is long-term capital appreciation and current income consistent with prudent investment risk.

INVESTMENT POLICIES

         The Funds have different, yet compatible, investment policies. Although each may invest in both equity and debt securities, the main difference between the two Funds is the portion of their portfolios that may be allocated to each type of security. ALC generally invests the majority of its assets in securities of large-capitalization issuers that will be dividend-paying, while TRT generally invests in a mix of common stocks, debt securities and securities convertible into common stock of issuers of any size.

         Consistent with TRT's investment objective, it may invest in debt securities when LMFM believes the return on those securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in debt securities without regard to a percentage limit. However, under normal market conditions, the Fund invests no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities rated below investment grade (otherwise known as "junk bonds").

         ALC normally invests at least 75% of its total assets in common stocks of "Leading Companies" that have market capitalizations of at least $5 billion, and at least 75% of stocks held by the Fund will be dividend-paying stocks. LMFM defines a "Leading Company" as one that, in its opinion, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well-known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index). Under normal circumstances, the Fund owns a minimum of 35 different securities. When LMFM believes that the return on debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. Debt securities owned by the Fund may be of any maturity and may be issued by both foreign and domestic issuers, but they must be rated at least A by Standard & Poor's, Inc. or Moody's Investors Service, Inc., or be deemed by LMFM to be of comparable quality.

         INVESTMENT STRATEGIES. Each Fund employs a very similar strategy based on a value style of investing. In selecting investments for each Fund, LMFM uses a value discipline, seeking to purchase securities at large discounts to LMFM's assessment of their intrinsic value. Intrinsic value, according to LMFM, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. LMFM typically sells a security when, in its assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found or when the investment basis no longer applies.

         FOREIGN SECURITIES. Each Fund may invest in foreign securities, including securities of issuers based in emerging markets. However, neither Fund invests more than 25% of its total assets in foreign securities.

         DERIVATIVES. The Funds have similar policies with respect to the use of derivatives relating to the securities in which they normally invest. Each Fund may use options, futures contracts, options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments to attempt to enhance income or yield or to attempt to hedge its investments.

         TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in money market securities and repurchase agreements. In addition, each Fund may invest in such securities when cash is temporarily available. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. However, each Fund is normally substantially invested in accordance with its investment objective and policies.

         OTHER INVESTMENT POLICIES. TRT and ALC may respectively invest up to 10% and 15% of their net assets in illiquid investments, including repurchase agreements of more than seven days' duration. Both Funds may purchase securities on a when-issued basis, but ALC does not expect that its commitment to purchase such securities will exceed 5% of its net assets. Each Fund may borrow from banks, provided that immediately after any such borrowing there is asset coverage of at least 300% of borrowings of the Fund. In addition, each Fund may borrow for temporary purposes, but in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made. Each Fund may lend portfolio securities to qualified broker/dealers or institutional investors in an amount up to 5% of the value of its portfolio securities. Each Fund may invest in indexed securities, preferred stock, U.S. government obligations, zero coupon bonds, pay-in-kind bonds, floating and variable rate obligations and securities of other investment companies, and may sell short "against the box."


COMPARATIVE FEE TABLE

         As shown in the tables below, TRT's and ALC's expense ratios for Primary and Institutional Class shares are the same. Immediately after the merger, the combined Fund's expenses are expected to fall by 0.07% for each class of shares.

         Annualized current fees and expenses incurred by each Fund as of September 30, 2000, and PRO FORMA fees for ALC after the Reorganization are shown below.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A % OF NET ASSETS) (AFTER FEE WAIVERS OR EXPENSE REIMBURSEMENTS, IF ANY)

                              AMERICAN LEADING                                                   PRO FORMA COMBINED
                             COMPANIES TRUST(a)             TOTAL RETURN TRUST(a)         AMERICAN LEADING COMPANIES TRUST
                             ---------------                ------------------            --------------------------------


                          Primary      Institutional     Primary        Institutional        PRIMARY         Institutional
                        Class Shares   Class Shares    Class Shares     Class Shares       Class Shares      Class Shares
                        ------------   ------------    ------------     ------------       ------------      ------------

Management fees            0.75%           0.75%          0.75%             0.75%             0.75%             0.75%
Rule 12b-1 fees            1.00%           none           1.00%             none              1.00%             none
Other expenses             0.20%           0.15%          0.20%             0.15%             0.13%             0.08%
Total fund operating
  expenses (net of
  waivers)                 1.95%(b)        0.90%(b)       1.95%(b)          0.90%(b)          1.88%(b)          0.83%(b)


(a) As TRT's "Total Fund Operating Expenses" as of September 30, 2000 differ materially from such expenses as of the end of TRT's most recently completed fiscal year, March 31, 2000, both TRT's and ALC's expenses have been restated to reflect each Fund's expenses as of September 30, 2000. Since Financial Intermediary Class shares of TRT have been authorized but not issued, they are not included in the fee table.

(b) LMFM, as investment adviser, has voluntarily agreed to waive fees so that Primary Class and Institutional Class total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) of each Fund do not exceed annual rates of 1.95% and 0.95%, respectively, of each Fund's average daily net assets attributable to that particular class. These voluntary waivers may be terminated at any time. For the fiscal year ended March 31, 2000, and the six months ended September 30, 2000, fee waivers were not necessary for either Fund.


EXAMPLE OF EFFECT ON FUND EXPENSES

         This example is intended to help you compare the cost of investing in TRT with the cost of investing in ALC, both as it presently exists and assuming the Reorganization has been completed.

         The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above.

       Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                        ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                                        --------     -----------     ----------     ---------
TOTAL RETURN TRUST:
    Primary Class shares                  $198           $612           $1,052        $2,275
    Institutional Class                    $92           $287             $498        $1,108
    shares
AMERICAN LEADING COMPANIES TRUST:
    Primary Class shares                  $198           $612           $1,052        $2,275
    Institutional Class shares             $92           $287             $498        $1,108
AMERICAN LEADING COMPANIES TRUST
(PRO FORMA):
    Primary Class shares                  $191           $591           $1,016        $2,201
    Institutional Class shares             $85           $265             $460        $1,025



OPERATIONS OF ALC FOLLOWING THE REORGANIZATION

         It is not expected that ALC will revise any of its policies following the Reorganization to reflect those of TRT. LMFM has reviewed TRT's current portfolio and determined that its holdings are almost entirely compatible with ALC's portfolio. Both Funds are similarly diversified in terms of the number of issuers in which they are invested; overall, each Fund has a portfolio that includes fewer than fifty positions. As a result, LMFM believes that, if the Reorganization is approved, a substantial portion of TRT's assets could be transferred to and held by ALC.

         It is expected that some of TRT's current holdings will not remain at the time of the Reorganization due to normal portfolio turnover. In addition, a small portion of TRT's holdings may need to be liquidated immediately prior to or following the Reorganization to comply with ALC's investment policies or its then-current strategies. Any portfolio holdings of TRT that must be sold for this reason would be liquidated in an orderly manner and the proceeds held in temporary investments or reinvested in assets that are consistent with ALC's investment policies and strategies. As of December 31, 2000, only a very small percentage of TRT's portfolio holdings would have to be sold to comply with ALC's investment policies. At that time, over 90% of each Fund's assets were invested in common stock and other equities. In addition, the majority of issuers of securities held by TRT at that time would qualify as "Leading
Companies." The need for TRT to dispose of investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and could result in its realizing gains (or losses) that would not otherwise have been realized. Any sale of assets or new purchases by TRT will incur brokerage and other transactional expenses.

PERFORMANCE

         ALC has two authorized classes of shares: Primary Class shares and Institutional Class shares. ALC's Institutional Class shares are authorized, but none are currently issued. Thus, the information provided below is for Primary Class shares. The information below provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a Fund does not necessarily indicate what will happen in the future.

AMERICAN LEADING COMPANIES TRUST/TOTAL RETURN TRUST--PRIMARY CLASS SHARES - YEAR
             BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

              [Bar chart with the following values to be inserted]

              CALENDAR YEAR             AMERICAN LEADING COMPANIES
              -------------             --------------------------
                  1994                           -4.19%
                  1995                           22.94%
                  1996                           28.36%
                  1997                           23.75%
                  1998                           21.33%
                  1999                            5.25%
                  2000                            0.51%




              CALENDAR YEAR                 TOTAL RETURN TRUST
              -------------                 ------------------
                  1991                           40.48%
                  1992                           14.32%
                  1993                           14.08%
                  1994                           -7.12%
                  1995                           30.36%
                  1996                           31.14%
                  1997                           37.50%
                  1998                           -0.39%
                  1999                           -6.56%
                  2000                           -4.62%




                          AMERICAN LEADING COMPANIES                  TOTAL RETURN TRUST
                          --------------------------                  ------------------
                      QUARTER ENDED        TOTAL RETURN           QUARTER ENDED     TOTAL RETURN
                      -------------        ------------           -------------     ------------
BEST QUARTER        December 31, 1998         +23.95%          March 31, 1991          +14.35%
WORST QUARTER       September 30, 1999        -14.67%          September 30, 1998      -15.84%

         Set forth below are the average annual total returns for the periods indicated for the two Funds, by class. The tables also compare each Fund's returns to returns of the S&P 500 Index, a broad-based market index. The S&P 500 Index is unmanaged and therefore, does not include any sales charges or expenses. Past performance is not a guarantee of future results.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2000)

                                   AMERICAN LEADING COMPANIES TRUST
                                             PRIMARY               INSTITUTIONAL              S&P 500
                                          CLASS SHARES            CLASS SHARES(c)              INDEX
                                          ------------            ---------------              -----
1 Year                                         0.51%                    n/a                   -9.10%
5 Years                                       15.31%                    n/a                   18.33%
Life of Class                                 12.82%(b)                 n/a                   17.60%(d)

                                        TOTAL RETURN TRUST(a)
                                             PRIMARY               INSTITUTIONAL              S&P 500
                                          CLASS SHARES             CLASS SHARES                INDEX
                                          ------------             ------------                -----
1 Year                                        -4.62%                  -3.62%                  -9.10%
5 Years                                        9.87%                  11.05%                  18.33%
10 Years                                      13.51%                    n/a                   17.46%
Life of Class                                  9.52%(e)               13.62%(f)                (g)

(a) As no Financial Intermediary Class shares have been issued, they have no reportable performance.
(b)   Inception Date - September 1, 1993.
(c) Shares of the Institutional Class of ALC were held by investors only during the period from October 4, 1996 to December 3, 1998; there were no Institutional Class shares of ALC outstanding on the date of this Proxy Statement/Prospectus.
(d) For comparison with Primary Class shares, the index's return shown in the table is for the period August 31, 1993 to December 31, 2000.
(e)   Inception Date - November 21, 1985.
(f)   Inception Date - December 1, 1994.
(g) For comparison with Primary Class shares, the index's return for the period November 30, 1985 to December 31, 2000 was 16.29%. For comparison with Institutional Class shares, the index's return for the period November 30, 1994 to December 31, 2000 was 21.31%.



                                   MANAGEMENT


INVESTMENT ADVISER

         LMFM, a wholly owned subsidiary of Legg Mason, Inc., serves as the investment manager and investment adviser for both TRT and ALC. If the proposal is approved by TRT shareholders, LMFM would continue to serve as investment manager and investment adviser for the combined Fund. LMFM has been providing management and advisory services to ALC and TRT since August 2000. Prior to August 2000, Legg Mason Fund Adviser, Inc. ("LMFA"), a wholly owned subsidiary of Legg Mason, Inc., provided investment management and investment advisory services to the Funds. The advisory personnel who previously managed the Funds as employees of LMFA continue to do so as employees of LMFM. LMFM was newly organized in 2000; however, its principal employees advised the Funds during their association with LMFA. As of December 31, 2000, LMFM had aggregate assets under management of approximately $16.4 billion. LMFM and LMFA are located at 100 Light Street, Baltimore, Maryland 21202.

         David E. Nelson, CFA, senior vice president of LMFM, has had primary responsibility for the day-to-day management of ALC since March 9, 1998. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998, where he was the portfolio manager for the UAM ICM Equity Portfolio from inception on October 1, 1993 until 1998. Jay R. Leopold, CFA, vice president of LMFM, has been the assistant manager of ALC since January 2000, and has been employed as an analyst since joining Legg Mason in 1986. If the Reorganization is approved, Messrs. Nelson and Leopold will manage the combined Fund. Nancy T. Dennin, CFA, senior vice president of LMFM, who currently has primary responsibility for the day-to-day management of TRT will not participate in the management of the combined Fund. Prior to April 1, 1998, Mrs. Dennin and Bill Miller, CFA, CEO of LMFM, co-managed the Fund for slightly over six years.

         Each Fund pays LMFM a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly at the annual rate of 0.75% of average daily net assets up to $1 billion and 0.65% of average daily net assets exceeding $1 billion. Prior to August 2000, the Funds paid the same fees to LMFA for management and advisory services. LMFM has agreed voluntarily to waive fees indefinitely to the extent that a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed the following annual rates of average daily net assets: Primary Class - 1.95% and Institutional Class - 0.95%. However, during the fiscal period ended September 30, 2000, no fee waivers were necessary for either Fund. As discussed above under the section entitled "Comparative Fee Table," the combined Fund's expenses are expected to be lower than TRT's or ALC's current expenses. If the Reorganization is not approved by TRT shareholders, LMFM may choose not to continue its voluntary fee waivers, and each Fund's expenses could be higher.


DISTRIBUTOR

         TRT's and ALC's distributor, Legg Mason Wood Walker, Inc. ("Legg Mason"), is a wholly owned subsidiary of Legg Mason, Inc. and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason will continue to distribute shares of ALC after the Reorganization.

         Legg  Mason  acts  as  distributor  of  ALC's  shares  pursuant  to  an
Underwriting Agreement with Investors Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

         ALC has adopted a Rule 12b-1 Plan pertaining to Primary Class shares ("Rule 12b-1 Plan"). The Plan, among other things, permits the Fund to pay Legg Mason, from assets attributable to the Fund's Primary Class shares, fees for its services related to sales and distribution of Primary Class shares, and the provision of ongoing services to holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses all with respect to Primary Class shares only.

         Pursuant to the Rule 12b-1 Plan, as compensation for its services and expenses, Legg Mason receives from ALC an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. The distribution and service fees are calculated daily and paid monthly.

         Because these fees are paid out of ALC's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.


OTHER FUND SERVICE PROVIDERS

         The Funds have the same transfer and shareholder servicing agent and the same custodian (State Street Bank and Trust Company). Upon completion of the Reorganization, those entities will continue to provide services to the combined Fund.

         PricewaterhouseCoopers LLP are the independent accountants for TRT. Ernst & Young LLP are ALC's independent auditors. Following the Reorganization, Ernst & Young LLP will continue to provide independent auditing services to ALC.


DIRECTORS AND OFFICERS

         Investors Trust's Directors will continue to serve in that capacity for the combined Fund. For a complete description of the Directors and officers of Investors Trust, including a description of each Director's principal occupation for the past five years and compensation paid to each Director, see the January 21, 2001 Statement of Additional Information for Investors Trust, incorporated herein by reference.


PURCHASES AND REDEMPTIONS

         PURCHASES. Primary Class shares of TRT and ALC may be purchased through brokers affiliated with Legg Mason or through unaffiliated brokers that have entered into an agreement with Legg Mason. TRT and ALC Institutional Class shares each may be purchased by qualified institutional investors either directly from Legg Mason or through an institutional intermediary. Shares of each Fund are sold on a continuous basis at a price based on the NAV per share next determined after receipt of a purchase order in good form. Purchase orders received before the close of regular trading on the New York Stock Exchange (the

"Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's NAV as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the Fund's NAV as of the close of the Exchange on the next day that the Exchange is open. For a more complete discussion of share purchases, see the respective "How to Invest" sections in the Funds' Primary Class or Institutional/Financial Intermediary Class Prospectus.

         REDEMPTIONS. Shares of both Funds may be redeemed by telephone or by mail. Primary Class shares of both Funds may be redeemed by using each Fund's Systematic Withdrawal Plan. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. Normally, proceeds from redemptions of shares of each Fund will be received by customers within a week. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of LMFM, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see the respective "How to Sell Your Shares" sections in the Funds' Primary Class or Institutional/Financial Intermediary Class Prospectus.

         Redemptions of TRT shares may be effected through the Closing Date, which will be on or about May 25, 2001.


EXCHANGES

         Primary Class shares of each Fund may be exchanged for the corresponding class of shares of any other Legg Mason Fund. Institutional Class shares may be exchanged for shares of Legg Mason Cash Reserve Trust, or for Institutional Class shares of other Legg Mason Funds, except for Legg Mason Opportunity Trust, provided that these Funds are eligible for sale in your state of residence.

         For a complete discussion of the Funds' exchange policies, see the respective "Services for Investors - Exchange Privilege" sections in the Funds' Primary Class or Institutional Class Prospectus.


DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund earns investment income in the form of dividends on investments, substantially all of which is distributed in the form of dividends to its shareholders. TRT declares and pays dividends from net investment income on a quarterly basis, while ALC declares and pays dividends from net investment income annually. Dividends are automatically reinvested in the same class of shares of the distributing Fund unless otherwise requested.

         Each Fund also realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has capital gain net income. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in the same class of shares of the distributing Fund on the payable date unless otherwise requested.

         On or immediately before the Closing Date, TRT will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, through that date and will distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

         Dividends received from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If shares are held through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends on those shares generally will not be subject to tax.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

         The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1) of the Code. Accordingly, neither Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations" below. If TRT sells securities prior to the Closing Date, there may be net recognized gains or losses to that Fund. Any net recognized gains would increase the amount of any taxable distribution made to shareholders of TRT prior to the Closing Date.

                            THE PROPOSED TRANSACTION

REASONS FOR THE REORGANIZATION

         TRT's Board approved the proposed Reorganization at a meeting held on February 6-7, 2001. The Board and LMFM have determined that TRT's shareholders will benefit from the merger with ALC because they believe ALC's investment focus on equity securities of large-capitalization issuers that are industry leaders is better suited to take advantage of the investment opportunities of the future. In addition, the combined Fund will have a larger asset base, which will result in a lower expense ratio for all shareholders. Finally, the Board and LMFM believe that operating two funds that offer significantly overlapping investments and similar management will result in higher expenses and less efficient operations than a single combined fund. The cost savings of operating one Fund, instead of two, will benefit the Fund's shareholders and the Fund's service providers, including LMFM and Legg Mason.

         At the Meeting of TRT's Board on February 6-7, 2001, LMFM explained that it had engaged in a review of whether it would be in shareholders' best interests for TRT to continue to operate in its current structure. LMFM noted that TRT had been experiencing ongoing cash outflows, due in part to its recent underperformance relative to its peers and to negative returns for the one, two, and three year periods ended December 31, 2000. As TRT's asset base has declined, its expenses and fees have increased. LMFM considered that a merger into another fund with an investment mandate that would be more advantageous for shareholders could lead to both better performance and a reduction in shareholder expenses due to a larger asset base. LMFM also noted that TRT's investment objective and strategies overlap to varying degrees with several other Legg Mason Funds, most notably ALC and Legg Mason Balanced Trust, posing a potentially confusing array of fund choices for investors. LMFM determined that a merger would streamline the menu of Legg Mason Funds, clarifying the unique character of each fund for investors.

         In determining an appropriate merger candidate, LMFM wanted to continue to offer shareholders all of the services they currently enjoy with TRT, including the ability to exchange shares with other Legg Mason Funds and access to the extensive distribution channels of Legg Mason. After reviewing the other funds in the Legg Mason complex, LMFM determined that ALC would be the best merger partner for TRT. It is LMFM's belief that ALC is better positioned than TRT to take advantage of the investment opportunities of the future due to its strategy of investing in equity securities of large-capitalization issuers. Additionally, LMFM determined that ALC's investment mandate would be more attractive to prospective investors, potentially causing the Fund's assets to increase and its expenses to fall.

         LMFM then reviewed with the Board the principal terms of the Reorganization Plan. LMFM informed the Board that the Reorganization would be tax-free to TRT and its shareholders, that TRT shareholders would receive shares of ALC equal in aggregate NAV to their TRT shares and that after the Reorganization shareholders of the combined Fund could continue to exchange into other Legg Mason Funds.

         As part of its  consideration,  the Board examined a number of factors, including the future prospects for growth and performance of TRT, the compatibility of the Funds, TRT's current expense ratio and the likely effect of the Reorganization on the combined Fund's expense ratio, the asset base and performance of the Funds, alternatives to the Reorganization, the costs of the Reorganization, potential benefits to the Funds' affiliates, and the tax consequences of the Reorganization. The Board reviewed the information provided to them comparing the Funds (which is summarized above), including their relative performance. LMFM noted to the Board that both Funds had outperformed the S&P 500 Index in 2000, but that they had both underperformed the Index over longer time periods. However, ALC had outperformed TRT over the one and five year periods and, though there can be no guarantee on future performance, LMFM expressed its belief that ALC's investment strategy would be better positioned to achieve higher future returns than that of TRT.

         On the basis of the information provided to it, the Board, including a majority of its Independent Directors, determined that the Reorganization would be in the best interests of TRT and that the interests of TRT shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE REORGANIZATION PLAN BY THE SHAREHOLDERS OF TRT AT THE MEETING.


REORGANIZATION PLAN

         The terms and conditions under which the Reorganization would be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix B to this Proxy Statement/Prospectus.

         The Reorganization Plan provides for (a) the acquisition by ALC on the Closing Date of all the assets of TRT in exchange solely for ALC shares and the assumption by ALC of all of TRT's liabilities and (b) the distribution of those ALC shares to the shareholders of TRT.

         The assets of TRT to be acquired by ALC include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on TRT's books and all other property owned by TRT. ALC will assume all of TRT's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that TRT will use its best efforts to discharge all of its known liabilities before the Closing Date. ALC will deliver its shares to TRT, which will distribute the shares to TRT's shareholders.

         The value of TRT's assets to be acquired by ALC and the NAV per share of each class of the ALC shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectuses and Statement of Additional Information. TRT's net value shall be the value of its assets to be acquired by ALC, less the amount of its liabilities, as of the Valuation Time.

         On, or as soon as practicable after, the Closing Date, TRT will distribute the ALC shares it receives, by class, PRO RATA to its shareholders of record as of the effective time of the Reorganization, so that each TRT shareholder will receive a number of full and fractional ALC shares of the corresponding class equal in aggregate value to the shareholder's holdings in TRT (I.E., the account for a shareholder of Primary Class or Institutional Class shares of TRT will be credited with the respective PRO RATA number of Primary Class shares or Institutional Class shares of ALC due that shareholder). TRT will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of ALC in the names of TRT shareholders and by transferring to those accounts the shares previously credited to the account of TRT on those books. Fractional shares in ALC will be rounded to the third decimal place.

         Because ALC shares will be issued at NAV in exchange for the net assets of TRT, the aggregate value of ALC shares issued to TRT shareholders will equal the aggregate value of TRT shares. The NAV per share of each class of ALC will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest. In addition, all costs of either Fund pertaining to the Reorganization will be borne by LMFM and/or one of its affiliates.

         Any transfer taxes payable upon the issuance of ALC shares in a name other than that of the registered TRT shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of TRT to a public authority will continue to be its responsibility until it is terminated.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of TRT's shareholders. If the Reorganization is not approved by shareholders at the Meeting, TRT will continue to operate, and the Board will then consider other options and alternatives for the future of the Fund, including resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

         Investors Trust is registered with the SEC as an open-end management investment company. It has authorized common stock (par value $0.001 per share), including 500,000,000 shares allocated to ALC, of which 250,000,000 shares are classified as Primary Class shares and 250,000,000 are classified as Institutional Class shares. Shares of ALC entitle their holders to one vote per full share and fractional votes for fractional shares held.


TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

         Certain fundamental investment restrictions of TRT, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, TRT shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.


FEDERAL INCOME TAX CONSIDERATIONS

         The exchange of TRT's assets for ALC shares and ALC's assumption of TRT's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Code. The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that -

                  (1) ALC's acquisition of TRT's assets in exchange solely for ALC shares and ALC's assumption of TRT's liabilities, followed by TRT's distribution of those shares PRO RATA to its shareholders constructively in exchange for their TRT shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (2) TRT will recognize no gain or loss on the transfer to ALC of its assets in exchange solely for ALC shares and ALC's assumption of TRT's liabilities or on the subsequent distribution of those shares to TRT's shareholders in constructive exchange for their TRT shares;

                  (3) ALC will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of TRT's liabilities;

                  (4) ALC's basis in the transferred assets will be the same as TRT's basis therein immediately before the Reorganization, and ALC's holding period for those assets will include TRT's holding period therefor;

                  (5) A TRT shareholder will recognize no gain or loss on the constructive exchange of all its TRT shares solely for ALC shares pursuant to the Reorganization; and

                  (6) A TRT shareholder's aggregate basis in the ALC shares it receives in the Reorganization will be the same as the aggregate basis in its TRT shares it constructively surrenders in exchange for those

         ALC shares, and its holding period for those ALC shares will include its holding period for those TRT shares, provided the shareholder holds them as capital assets on the Closing Date.

         The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any TRT shareholder with respect to any TRT asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Shareholders of TRT should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.


FINANCIAL HIGHLIGHTS---ALC

         The table below provides selected per share data and ratios for Primary Class shares of ALC for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in ALC's Annual Report to Shareholders for the fiscal year ended March 31, 2000 and in ALC's Semi-Annual Report to shareholders for the fiscal period ended September 30, 2000. The financial highlights for the fiscal years ended March 31, 2000, and earlier shown below have been audited by Ernst & Young LLP, independent auditors, whose report is included in the Annual Report to Shareholders.



                       AMERICAN LEADING COMPANIES TRUST
                        --------------------------------


                                                                       Income from
                                                                  Investment Operations
                                               ---------------------------------------------------
                                                                    Net Realized &
                                                                    Unrealized Gain   Total From
                           Net Asset Value,      Net Investment        (Loss) On      Investment
                          Beginning of Period     Income (Loss)       Investments     Operations
                          -------------------  ------------------ ------------------ -------------
PRIMARY CLASS
Six Months Ended
   Sept. 30, 2000*       $      18.69           $    (.06)         $     .43         $    .37
Years Ended Mar. 31,
   2000                         20.38                (.12)             (1.21)           (1.33)
   1999                         17.78                (.06)              3.38             3.32
   1998                         14.74                (.04) (a)          4.93             4.89
   1997                         12.23                 .01  (a)          3.00             3.01
   1996                         10.18                 .07  (a)          2.08             2.15

                                            Distributions
                          -----------------------------------------------------

                              From Net         From Net
                             Investment    Realized Gain on        Total         Net Asset Value,
                               Income        Investments        Distribution       End of Year
------------------------  -------------- ------------------- ------------------ -------------------

PRIMARY CLASS
Six Months Ended
   Sept. 30, 2000*        $       --     $     (.11)          $     (.11)       $     18.95
Years Ended Mar. 31,
   2000                           --           (.36)                (.36)             18.69
   1999                           --           (.72)                (.72)             20.38
   1998                           --          (1.85)               (1.85)             17.78
   1997                         (.02)          (.48)                (.50)             14.74
   1996                         (.10)           --                  (.10)             12.23






                                             Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                                                                Net Investment
                                              Expenses to        Income (Loss)                          Net Assets,
                           Total Return       Average Net       to Average Net      Turnover Rate      End of Period
                               (%)             Assets (%)          Assets (%)            (%)          (thousands -- $)
------------------------- --------------   ----------------    ----------------   ----------------   ------------------
PRIMARY CLASS
Six Months Ended
   Sept. 30, 2000*              1.96 (b)        1.95 (c)           (.57) (c)           24.3 (c)          280,056
Years Ended Mar. 31,
   2000                        (6.65)           1.90               (.58)               43.5              297,706
   1999                        19.52            1.93               (.37)               47.6              288,957
   1998                        35.18            1.95 (a)           (.28) (a)           51.4              200,326
   1997                        24.73            1.95 (a)            .05  (a)           55.7              104,812
   1996                        21.24            1.95 (a)            .69  (a)           43.4               76,100


(a) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 1998, 1.99%; 1997, 2.06%; and 1996, 2.20%.

(b)   Not annualized.

(c)   Annualized.

*     Unaudited.

CAPITALIZATION

         The following table shows the capitalization (unaudited) of each Fund as of September 30, 2000, and on a PRO FORMA combined basis as of September 30, 2000, giving effect to the Reorganization (amounts are in thousands):

                                                                                     AMERICAN LEADING
                                   AMERICAN LEADING           TOTAL RETURN            COMPANIES TRUST
                                   COMPANIES TRUST              TRUST**                (PRO FORMA)
                                   ---------------            ------------             -----------
Net Assets.....................
     Primary Class                    $280,056                 $334,033                 $614,089
     Institutional Class*               n/a                    $12,171                  $12,171

Net Asset Value Per Share......
     Primary Class                    $18.95                   $17.97                   $18.95
     Institutional Class*               n/a                    $18.12                   $18.95

Shares Outstanding.............
     Primary Class                     14,777                  18,590                   32,404
     Institutional Class*               n/a                      672                     642

*   Formerly Navigator Class.
** Financial Intermediary Class shares of TRT have been authorized but not issued.



REQUIRED VOTE

      Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding securities of TRT as of the Record Date. Each outstanding full share of TRT is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of TRT, the Board of TRT will consider what subsequent actions would be in the best interests of shareholders.



                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                    THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.
                            -------------------------


                            ORGANIZATION OF THE FUNDS

      ALC is a series of Investors Trust, an open-end, diversified investment company that was organized as a Maryland corporation on May 5, 1993. TRT is an open-end, diversified investment company that was organized as a Maryland corporation on May 22, 1985. TRT, but not ALC, issues share certificates.

                                  LEGAL MATTERS

         Certain legal matters in connection with the issuance of ALC shares as part of the Reorganization will be passed upon by ALC's counsel, Kirkpatrick & Lockhart LLP. Certain legal matters concerning the tax consequences of the Reorganization will also be passed upon by Kirkpatrick & Lockhart LLP.


                         INFORMATION FILED WITH THE SEC

         ALC and TRT are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, 14th Floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding ALC and TRT, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                                     EXPERTS

         The audited financial statements of TRT, incorporated herein by reference and incorporated by reference into its Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in TRT's Annual Report to Shareholders for the fiscal year ended March 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting matters.

         The audited financial statements of ALC, incorporated herein by reference and incorporated by reference into its Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in ALC's Annual Report to Shareholders for the fiscal year ended March 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting matters.


                                OTHER INFORMATION

SHAREHOLDER PROPOSALS

         As a general matter, TRT does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of TRT's shareholders should send such proposals to the Fund at 100 Light Street, Baltimore, Maryland 21202. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


OTHER BUSINESS

      The Board of TRT knows of no other business to be brought before the Meeting other than matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of TRT shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

         The following table sets forth the ownership of each Fund's outstanding equity securities as of March 23, 2001 by each record and beneficial owner of 5% or more of the outstanding equity securities of a Fund's class and PRO FORMA percentage ownership of ALC if the Reorganization were effected.



                          LEGG MASON TOTAL RETURN TRUST
                          -----------------------------

                                                               PRO FORMA PERCENT
                                                                  OWNERSHIP OF
                                        CLASS                     LEGG MASON
                                       PERCENT     NUMBER      AMERICAN LEADING
NAME AND ADDRESS*                     OWNERSHIP    of SHARES    COMPANIES TRUST
-----------------                     ---------    ---------   -----------------








      * Each shareholder may be contacted c/o the Fund at 100 Light Street, Baltimore, Maryland 21202.




                   LEGG MASON AMERICAN LEADING COMPANIES TRUST
                   -------------------------------------------



                                                               PRO FORMA PERCENT
                                                                  OWNERSHIP OF
                                        CLASS                     LEGG MASON
                                       PERCENT     NUMBER      AMERICAN LEADING
NAME AND ADDRESS*                     OWNERSHIP    of SHARES    COMPANIES TRUST
-----------------                     ---------    ---------   -----------------







         * Each shareholder may be contacted c/o the Fund at 100 Light Street, Baltimore, Maryland 21202.

                                   APPENDIX B

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _____________ __, 2001, between LEGG MASON TOTAL RETURN TRUST, INC., a Maryland corporation ("Target"), and LEGG MASON INVESTORS TRUST, INC., a Maryland corporation ("Corporation"), on behalf of Legg Mason American Leading Companies Trust, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"). (Target and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Target and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Corporation on its behalf.

         The Investment  Companies wish to effect a reorganization  described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock of Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO RATA to the holders of shares of common stock of Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

         The issued and outstanding Target Shares are divided into two classes, designated Primary Class shares and Institutional Class shares ("Primary Class Target Shares" and "Institutional Class Target Shares," respectively). (A third class of Target's shares, designated Financial Intermediary Class shares, has been authorized, but no such shares have been issued, and that class of shares thus is not included in "Target Shares" and is not involved in the Reorganization.) The Acquiring Fund Shares also are divided into two classes, designated Primary Class shares and Institutional Class shares ("Primary Class Acquiring Fund Shares" and "Institutional Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares.

         In consideration of the mutual promises contained herein, the parties agree as follows:

1.       PLAN OF REORGANIZATION AND TERMINATION

         1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

                  (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Primary Class Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Primary Class Target Shares by the net asset value ("NAV") of a Primary Class Acquiring Fund Share (computed as set forth in paragraph 2.2) and (ii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Institutional Class Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and

                  (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Primary Class Target Shares shall be credited with the respective PRO rata number of Primary Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Institutional Class Target Shares shall be credited with the respective PRO RATA number of Institutional Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.       VALUATION

         2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectuses and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectuses and SAI.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Funds Management, Inc. ("LMFM").

3.       CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' principal office on or about May 25, 2001, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3. Target shall deliver to Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to it at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to its account on Acquiring Fund's books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.

         3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1.     Target represents and warrants as follows:

                  4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

                  4.1.2. Target is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

                  4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

                  4.1.4. Target's current prospectuses and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

                  4.1.6. Except as otherwise disclosed in writing to and accepted by Corporation, all material contracts and other commitments of, or applicable to, Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

                  4.1.7. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.1.9.  At  the  Effective  Time,  the   performance  of  this
         Agreement shall have been duly authorized by all necessary action by Target's shareholders;

                  4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Corporation on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a proxy statement/prospectus ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  4.1.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein;

                  4.1.12. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Target in the ordinary course of its business subsequent to September 30, 2000, or otherwise disclosed to Corporation, none of which has been materially adverse to the business, assets, or results of Target's operations;

                  4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                  4.1.14. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

                  4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  4.1.16. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares (other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

                  4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended March 31, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

                  4.1.18. Target's audited financial statements for the year ended March 31, 2000, and unaudited financial statements for the six months ended September 30, 2000, to be delivered to Corporation, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended.

         4.2.     Acquiring Fund represents and warrants as follows:

                  4.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

                  4.2.2.  Corporation   is  duly   registered  as  an  open-end
         management investment company under the 1940 Act, and such registration is in full force and effect;

                  4.2.3. Acquiring Fund is a duly established and designated series of Corporation;

                  4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

                  4.2.6. Acquiring Fund's current prospectuses and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target;

                  4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors
         (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Corporation's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  4.2.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

                  4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor is there any plan or intention for Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of Acquiring Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act;

                  4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

                  4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

                  4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Shares;

                  4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended March 31, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

                  4.2.20. Corporation's audited financial statements for the year ended March 31, 2000, and unaudited financial statements for the six months ended September 30, 2000, to be delivered to Target, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

                  4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

         4.3.     Each Fund represents and warrants as follows:

                  4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

                  4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                  4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

                  4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                  4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the

         Code) will be included as assets held thereby immediately before the Reorganization;

                  4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                  4.3.8. Immediately after the Reorganization, the Shareholders [will/will not] own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

                  4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"); and

                  4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.16, 4.2.13, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

5.       COVENANTS

         5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that:

                  (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

                  (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

         5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders' Meeting").

         5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.4. Target covenants that it will assist Corporation in obtaining information Corporation reasonably requests concerning the beneficial ownership of Target Shares.

         5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Corporation at the Closing.

         5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

         5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

         5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.       CONDITIONS PRECEDENT

         Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

         6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and shall have been approved by Target's shareholders in accordance with applicable law.

         6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

         6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

              6.4.1. Acquiring Fund is a duly established series of Corporation, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

              6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

              6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target;

              6.4.5. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

              6.4.6. Corporation is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

              6.4.7. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5. Corporation   shall   have   received   an   opinion   of  Counsel
substantially to the effect that:

              6.5.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

                  6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

                  6.5.4. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                  6.5.5. Target is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

                  6.5.6. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with

Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section
         368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                  6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                  6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                  6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                  6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis for its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.       BROKERAGE FEES AND EXPENSES

         7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by LMFM or one of its affiliates.

8.       ENTIRE AGREEMENT; NO SURVIVAL

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.       TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

         9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 20, 2001; or

         9.2.     By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

10.      AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.      MISCELLANEOUS

         11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                 LEGG MASON TOTAL RETURN TRUST, INC.



                                 By:
                                     -------------------------------
                                     Marie K. Karpinski
                                     Vice President





                                 LEGG MASON INVESTORS TRUST, INC.,
                                    on behalf of its series,
                                    Legg Mason American Leading Companies
                                    Trust

                                 By:
                                     -------------------------------
                                     Marie K. Karpinski
                                     Vice President

                                   APPENDIX C
                                   ----------

                        AMERICAN LEADING COMPANIES TRUST

                          PORTFOLIO MANAGER'S COMMENTS

                                Market Commentary

        Webster's College Dictionary defines "mania" as "(1) excessive excitement or enthusiasm; a craze; (2) a pathological state characterized by euphoric mood, excessive activity and impaired judgment." We believe the market environment in the first three months of 2000, and for much of the last year, exhibited all the characteristics of a "mania" for nearly anything related to technology, telecommunications and the Internet. "Excessive enthusiasm," "euphoric mood" and "impaired judgment" have all been in evidence, in our opinion. The market also exhibited schizophrenic behavior patterns as well, since there seemed to be no price too high to pay for beneficiaries of the "new economy" and no price low enough to invite interest in participants in the "old economy."

        Ed Kerschner, Paine Webber's chief market strategist, highlights the disparity in valuation between "old" and "new" economy stocks in a recent piece entitled "New Economy: Yes, New Metrics: No" (March 12, 2000). In his commentary, Kerschner measures the valuation of three groups of stocks: (1) "Old Old Industrials": twenty companies from "smokestack" America, representing such industries as paper, chemicals, metals, machinery and autos; (2) "Old New Industrials": the twenty largest tech stocks in the S&P 500 that have been public for at least five years; and (3) "New New Industrials": the twenty largest tech stocks in the NASDAQ Composite, not in the S&P 500, and public for less than five years. As of the date of his report, the "old old industrials" traded at a price-to-earnings ratio (P/E) of 11x, while the "old new industrials" traded at 54x, and the "new new industrials" traded at infinity, since they have no earnings. In terms of sales, the "old old" traded at 0.6 times sales; the "old new" at 7.3x, and the "new new" at 85.7x.

        The level of optimism built into the pricing of the "new new" industrials is really quite staggering. Their prices are impossible to justify on any rational economic basis. And yet, despite their otherworldly valuation levels, this group of twenty stocks was up an average of 37% in the first three months of 2000, compared to a 16.8% gain in the "old new" industrial group and a 13.1% decline in the "old old" industrial stocks. These trends were evident in the broader market indexes in the quarter as well. The predominantly "new new" NASDAQ 100 Index was up 18.6% in the quarter, while the predominantly "old new" S&P 500 Index was up 2.3%, and the predominantly "old old" Dow Jones Industrials was down 4.7%.

        As we indicated in our last letter to shareholders and amplified above, the market environment in the last twelve months was clearly a case of haves and have nots. Portfolios overweighted in technology generally did well, while those that were underweighted in tech struggled. The environment was also unusual in the extent to which it rewarded aggressive behavior and punished conservative behavior. As evidence, we cite the following statistics. For the 12 months ended March 31, 2000, the 102 stocks in the S&P 500 that pay no dividend were up an average of 82.7%. The 398 stocks that pay dividends were up 1.1% on average. In even starker contrast, the 196 companies in the S&P 500 with a yield of 1% or less were up 63.4% on average, while those companies with a yield of more than 1% were down 11.7%. Clearly dividends, which have accounted for more than 40% of the total return of common stocks over the last 74 years, were an afterthought in the last 12 months. Even earnings seemed to be of relatively limited interest last year. According to Merrill Lynch market strategist Bob Farrell, from June 1999 through year end, stocks selling for more than $10 with no earnings were up an average of 115%, while those with earnings were up 14%.

        In summary, the winning strategy in the last twelve months was to be as aggressive as possible, focusing on high P/E, non-dividend-paying technology stocks. The more tech you owned, the better off you were. If you were underweight in technology, you were dead. Recent developments in the market strongly suggest to us that the investment environment is undergoing a radical change of character, and that strategies that worked well last year will not necessarily work going forward. We have more to say about the changing environment in our market outlook.

INVESTMENT RESULTS

        Cumulative results for the American Leading Companies Trust for the three-month, one-, three- and five-year periods ended March 31, 2000, are listed below, along with those of some representative benchmarks:

----------------------------------------------------------------------------------------------
                                    3 Months        1 Year         3 Years        5 Years
                                    --------        ------         -------        -------
----------------------------------------------------------------------------------------------

American Leading Companies           -2.30%         -6.65%         +50.83%        +128.09%
----------------------------------------------------------------------------------------------
S&P 500 Composite Index              +2.29%         +17.94%       +106.77%        +227.29%
----------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds          +4.11%         +21.70%       +101.02%        +199.85%
----------------------------------------------------------------------------------------------
Dow Jones Industrial Average         -4.65%         +13.39%        +74.60%        +189.61%
----------------------------------------------------------------------------------------------

        The Fund had a generally poor quarter, trailing the S&P 500 and the Lipper Large-Cap Core Funds Index, but bettering the Dow Industrials for the three months. One-year, three-year and five-year comparisons are also unfavorable.

        As has been the case throughout the last twelve months, an underweighting in the technology sector (which we regard as expensive) and an overweighted position in financials and health care (which we regard as very attractively priced) hurt performance in the latest three months. The Fund's prospectus- mandated focus on established, dividend-paying companies was also a negative contributor to performance, as the stocks of these companies substantially underperformed non-dividend-paying, less seasoned issues. Your Fund manager's preference for stocks selling at "reasonable" multiples of earnings was also a handicap to performance, as high P/E stocks substantially outperformed their lower P/E brethren. Finally, the portfolio's performance was hurt by a number of poor stock selections, including Waste Management, Rite Aid Corporation and Mattel. Waste Management remains a portfolio holding, but Rite Aid and Mattel were sold at a loss during the year to offset gains taken in other securities, including Amgen and Cisco Systems. Positive contributors to performance that remained in the portfolio for the full twelve months included:
Intel Corporation, Koninklijke (Royal) Philips Electronics N.V., Hewlett-Packard Company, General Electric Company, Citigroup Inc., IBM Corporation, Minnesota Mining and Manufacturing Company, MGIC Investment Corporation, AMR Corporation and Wal-Mart Stores, Inc. Laggards that remained in the portfolio for the full year included: Conseco, Inc., Avon Products, Inc., Bank One Corporation,
Washington Mutual, Inc., Foundation Health Systems, Inc., Schering-Plough Corporation, Burlington Northern Santa Fe Corporation, Sara Lee Corporation, Bank of America Corporation and Johnson & Johnson.

        A complete listing of new purchases and stocks eliminated from the portfolio for the quarter is presented in another section of this report.

OUTLOOK

        The NASDAQ Composite Index (our proxy for the "new economy") reached its peak for the year to date on March 10, 2000. As of that date, according to Paine Webber's Ed Kerschner, the NASDAQ was trading at more than 100 times earnings, the highest multiple of earnings ever recorded by any major market index. Since March 10, the NASDAQ has undergone its most severe correction in ten years and the overall stock market picture has changed rather dramatically, as illustrated below:

                Percentage Price Change of Major Market Indices
                -----------------------------------------------

-------------------------------------------------------------------------------------------------

                                12/31/99 to 3/10/00    3/10/00 to 4/14/00    12/31/99 to 4/14/00
-------------------------------------------------------------------------------------------------
NASDAQ 100 Index                      +23.72%               -30.07%               -13.48%
-------------------------------------------------------------------------------------------------
NASDAQ Composite Index                +24.10%               -34.20%               -18.35%
-------------------------------------------------------------------------------------------------
Russell 2000 Index                    +19.85%               -24.76%                -9.83%
-------------------------------------------------------------------------------------------------
S&P 500 Index                          -4.82%                -2.62%                -7.31%
-------------------------------------------------------------------------------------------------
Dow Jones Industrials                 -13.41%                +3.91%               -10.02%
-------------------------------------------------------------------------------------------------


        As of March 10, the NASDAQ Composite was up over 24% for the year to date, while the Dow was down over 13%. Since then, the Dow is up almost 4%, while the NASDAQ is down 34%. We believe this reversal is very significant. We believe it marks the peak of speculative activity in the NASDAQ and the beginning of a return to a more balanced, and ultimately healthier, equity market. It is a not widely recognized fact that the vast majority of stocks have been in a bear market for nearly two years, and many are now selling at very reasonable prices with favorable long-term outlooks. As those investors who have been mesmerized by the "new new industrials" discover that those stocks can go down (sometimes sharply) as well as up, we believe their interest in equities may broaden. They may also come to have a heightened interest in companies with real earnings and dividends.

        As far as the overall stock market is concerned, we will be watching for evidence of a reverse "wealth effect." Anecdotal evidence suggests that the strong equity markets of the last few years have buoyed consumer spending. The exact degree is uncertain, but research by the International Strategy and Investment Group shows a strong correlation between the year-over-year change in the NASDAQ Composite and year-over-year changes in consumer spending. It stands to reason that the $2 trillion drop in the market valuation of U.S. equity markets for the week ending April 14, 2000, may put a crimp in a few people's spending plans.

       We think the other key to the overall direction of the equity markets continues to be interest rates. Prior to the latest market downdraft, we had expected another 50 to 75 basis points(1) of tightening by the Federal Reserve. That still may be a reasonable bet, but it is also possible that the market pullback may signal or even cause an economic slowdown, thus relieving the Fed of the job of pushing up short rates much further. We think, at a minimum, Chairman Greenspan will continue to move incrementally on the rate front.

        One thing that seems certain is that the equity markets will continue to be very volatile. At times such as these, we think it is particularly important to maintain a balanced perspective and to have realistic expectations. Rather than focusing on how fast they are going to make money (or make back losses), we


--------
(1)     100 basis points = 1%.

suggest that investors focus on what they actually own, and whether it meets their long-term investment needs.

        As always, we welcome your comments or questions.



                                               David E. Nelson, CFA

April 17, 2000

[Name and Address]


                       LEGG MASON TOTAL RETURN TRUST, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 17, 2001

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON TOTAL RETURN TRUST, INC. ("COMPANY") AND RELATES TO THE PROPOSAL WITH RESPECT TO THE COMPANY. The undersigned hereby appoints as proxies Marc R. Duffy and Philip E. Sachs, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on May 17, 2001, at the offices of the Company at 100 Light Street (28th Floor), Baltimore, Maryland 21202, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Company with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY TELEPHONE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                 [XXX]      KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       LEGG MASON TOTAL RETURN TRUST, INC.

VOTE ON PROPOSAL                                     FOR     AGAINST     ABSTAIN
1.   Approval of a Plan of Reorganization and        / /       / /         / /
     Termination under which Legg Mason American
     Leading Companies Trust, a series of Legg
     Mason Investors Trust, Inc., would acquire all of the assets of Legg Mason Total Return
     Trust, Inc. in exchange solely for shares of Legg Mason American Leading Companies Trust and the assumption by Legg Mason American
     Leading Companies Trust of all of Legg Mason
     Total Return Trust's liabilities, followed by the distribution of those shares to the shareholders of Legg Mason Total Return
     Trust.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY TELEPHONE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TELEPHONE, CALL [1-888-_______].


Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the shareholder is a corporation or partnership, an authorized person should sign in full corporate or partnership name.


------------------------------------------------  ------------------------------
Signature                                         Date


------------------------------------------------  ------------------------------
Signature (Joint Owners)                          Date

                   LEGG MASON AMERICAN LEADING COMPANIES TRUST
                 (A SERIES OF LEGG MASON INVESTORS TRUST, INC.)
                                100 LIGHT STREET
                               BALTIMORE, MD 21202

                       LEGG MASON TOTAL RETURN TRUST, INC.
                                100 LIGHT STREET
                               BALTIMORE, MD 21202

                       STATEMENT OF ADDITIONAL INFORMATION
                                APRIL [__], 2001

         This Statement of Additional Information relates specifically to the proposed reorganization whereby Legg Mason American Leading Companies Trust, a series of Legg Mason Investors Trust, Inc., would acquire the assets of Legg Mason Total Return Trust, Inc. in exchange solely for shares of Legg Mason American Leading Companies Trust and the assumption by Legg Mason American Leading Companies Trust of the liabilities of Legg Mason Total Return Trust ("Reorganization"). This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of Legg Mason American Leading Companies Trust (giving effect to the Reorganization) and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Legg Mason American Leading Companies Trust, dated January 21, 2001. EDGAR accession number:
0000904046-01-000002.

         (2) The Annual Report to Primary Class shareholders of Legg Mason American Leading Companies Trust for the fiscal year ended March 31, 2000. EDGAR accession number: 0000950169-00-000543.

         (3) The Semi-Annual Report to Primary Class shareholders of Legg Mason American Leading Companies Trust for the period ended September 30, 2000. EDGAR accession number: 0001021408-00-003641.

         (4) The Statement of Additional Information of Legg Mason Total Return Trust dated January 21, 2001. EDGAR accession number: 0000769342-01-000002.

         (5) The Annual Report to Primary Class shareholders of Legg Mason Total Return Trust for the fiscal year ended March 31, 2000. EDGAR accession number:
0000950169-00-000540.

         (6) The Annual Report to Navigator Class (now known as Institutional Class) shareholders of Legg Mason Total Return Trust for the fiscal year ended March 31, 2000. EDGAR accession number: 0000950169-00-000564.

         (7) The Semi-Annual Report to Primary Class shareholders of Legg Mason Total Return Trust for the period ended September 30, 2000. EDGAR accession number: 0000950109-00-004252.

         (8) The   Semi-Annual   Report  to  Navigator   Class  (now   known  as
Institutional Class) shareholders of Legg Mason Total Return Trust for the period ended September 30, 2000. EDGAR accession number: 0000950168-00-002476.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated April [__], 2001 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained by calling toll-free 1-800-822-5544.

                                TABLE OF CONTENTS

Unaudited PRO FORMA Combined Financial Statements of Legg Mason American Leading Companies Trust and Legg Mason Total Return Trust (as of September 30,
2000)..........................................................................4

                   LEGG MASON AMERICAN LEADING COMPANIES TRUST
                                       AND
                          LEGG MASON TOTAL RETURN TRUST

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

                                   (UNAUDITED)

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA
CAPITALIZATION AND RATIOS
SEPTEMBER 30, 2000
(UNAUDITED)

                                                                                                      Pro Forma
                                                                                                      Legg Mason
                                                                       American Leading           American Leading
                                               Total Return Trust          Companies                  Companies
                                              --------------------    ------------------         ------------------
Net Assets
             Primary                           $      334,033,039      $     280,056,490          $    614,089,529
             Institutional                     $       12,170,520      $               -          $     12,170,520
                                              --------------------    -------------------        ------------------
             Total                             $      346,203,559      $     280,056,490          $    626,260,049
                                              ====================    ===================        ==================

Net Asset Value Per Share

             Primary                           $            17.97      $           18.95          $          18.95
             Institutional                     $            18.12      $               -          $          18.95

Shares Outstanding

             Primary                                   18,589,873             14,776,711                32,403,784
             Institutional                                671,837                      -                   642,244


Ratio of expenses to average net assets(A)

             BEFORE FEE WAIVERS
             Primary                                        1.95%                  1.95%                     1.88%
             Institutional                                  0.90%                    N/A                     0.83%

             AFTER FEE WAIVERS
             Primary                                        1.95%                  1.95%                     1.88%
             Institutional                                  0.90%                    N/A                     0.83%


             ----------------------
             (A)Annualized

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 30, 2000
(UNAUDITED)

                                                                                                                  Pro Forma
                                                                                                                  Legg Mason
                                                                      American Leading        Pro Forma        American Leading
                                                Total Return Trust        Companies          Adjustments           Companies
                                               --------------------  ------------------     -------------     ------------------
      ASSETS
      Investments, at market value                $  340,325,173        $  276,172,201      $          -        $  616,497,374
      Cash                                                     2                     1                                       3
      Receivable for Fund shares sold                    289,736               170,909                                 460,645
      Receivable for Securities sold                  11,456,936             3,976,551                              15,433,487
      Dividend and Interest receivable                 1,051,451               403,572                               1,455,023
      Other Assets                                         6,820                    38                                   6,858
                                                  ---------------       ---------------     -------------       ---------------
                  Total Assets                       353,130,118           280,723,272                 -           633,853,390
                                                  ---------------       ---------------     -------------       ---------------

      LIABILITIES

      Payable for Fund shares repurchased                373,345               234,436                                 607,781
      Payable for Securities purchased                 5,988,357                     -                               5,988,357
      Advisory and Distribution fees payable             506,936               416,442                                 923,378
      Dividend taxes payable                              30,698                 9,780                                  40,478
      Accrued expenses and other liabilities              27,223                 6,124                                  33,347
                                                  ---------------       ---------------     -------------       ---------------
                  Total Liabilities                    6,926,559               666,782                 -             7,593,341
                                                  ---------------       ---------------     -------------       ---------------
      Net Assets                                  $  346,203,559        $  280,056,490      $          -        $  626,260,049
                                                  ===============       ===============     =============       ===============

      ANALYSIS OF NET ASSETS

      Accumulated paid in capital                 $  295,169,212        $  210,659,620                          $  505,828,832
      Undistributed Net Investment Income/(Loss)         719,600              (831,212)                               (111,612)
      Accumulated net realized gain/(loss)
       on investments and foreign currency
       transactions                                   13,169,853             5,770,232                              18,940,085
      Unrealized appreciation/(depreciation)
       of investments and foreign currency
       translations                                   37,144,894            64,457,850                             101,602,744
                                                  ---------------       ---------------     -------------       ---------------
      Net Assets                                  $  346,203,559        $  280,056,490      $          -        $  626,260,049
                                                  ===============       ===============     =============       ===============

      OUTSTANDING SHARES

      PRIMARY                                         18,589,873            14,776,711          (962,800)           32,403,784
      INSTITUTIONAL                                      671,837                   N/A           (29,593)              642,244

      NET ASSET VALUE PER SHARE:

      PRIMARY                                             $17.97                $18.95                                  $18.95
                                                  ---------------       ---------------                         ---------------
      INSTITUTIONAL                                       $18.12                   N/A                                  $18.95
                                                  ---------------       ---------------                         ---------------


      SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA COMBINED
ANNUAL FUND OPERATING EXPENSES
AS OF SEPTEMBER 30, 2000
(UNAUDITED)

                                                                                                           Pro Forma
                                                                                                      Legg Mason American
                                 Total Return Trust              American Leading Companies            Leading Companies
                             ---------------------------       -----------------------------      ----------------------------
                             Primary       Institutional       Primary       Institutional         Primary     Institutional
                              Class          Class              Class            Class              Class          Class
                              Shares         Shares             Shares           Shares             Shares         Shares
                             --------      -------------       --------      ---------------      ---------   ---------------
Management fees               0.75%           0.75%             0.75%             N/A               0.75%           0.75%

Rule 12b-1 fees               1.00%            N/A              1.00%             N/A               1.00%            N/A

Other expenses                0.20%           0.15%             0.20%             N/A               0.13%           0.08%
                             --------      -------------       --------      ---------------      ---------   ---------------


Total fund operating
expenses                      1.95%           0.90%             1.95%             N/A               1.88%           0.83%
                             ========      =============       ========      ===============      =========   ===============
Expense Limit                 1.95%           0.95%             1.95%            0.95%              1.95%           0.95%
                             ========      =============       ========      ===============      =========   ===============


LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

                                                                                                                        Pro Forma
                                                                                                                       Legg Mason
                                                                                                                        American
                                                                  Total Return    American Leading    Pro Forma          Leading
                                                                      Trust          Companies       Adjustments        Companies
                                                                  -------------  ------------------ -------------     -------------
INVESTMENT INCOME
         Dividend Income                                           $ 8,966,000     $ 3,582,000       $         -       $ 12,548,000
         Interest Income                                             1,413,000         319,000                            1,732,000
               Less Foreign tax withheld                              (105,000)        (13,000)                           (118,000)
                                                                  -------------   -------------     -------------      -------------
               Total Income                                         10,274,000       3,888,000                           14,162,000
                                                                  -------------   -------------     -------------      -------------


EXPENSES
         Investment Advisory fee                                     3,080,000       2,259,000                            5,339,000
         Distribution and service fees                               3,977,000       3,012,000                            6,989,000
         Transfer agent and shareholder servicing fee                  323,000         220,000           (113,000)(A)       430,000
         Audit and legal fees                                           44,000          39,000            (32,000)(A)        51,000
         Custodian fee                                                 177,000         116,000           (152,000)(A)       141,000
         Directors' fees                                                14,000          11,000            (10,000)(B)        15,000
         Registration fees                                              17,000          11,000             80,000 (C)       108,000
         Reports to shareholders                                        93,000         111,000            (56,000)(A)       148,000
         Other expense                                                  18,000           9,000            (18,000)(A)         9,000
                                                                  -------------   -------------     -----------------   ------------
         Total expense                                               7,743,000       5,788,000           (301,000)       13,230,000
                                                                  -------------   -------------     -----------------   ------------
NET INVESTMENT INCOME/(LOSS)                                         2,531,000      (1,900,000)           301,000           932,000


NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
         Realized gain (loss) on investments and foreign           (12,071,000)      4,755,000                           (7,316,000)
          currency transations
         Change in unrealized appreciation/(depreciation)
          of investments and foreign currency transactions         (15,007,000)     19,840,000                            4,833,000
                                                                  -------------   -------------     -----------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (27,078,000)     24,595,000                           (2,483,000)

                                                                  -------------   -------------     -----------------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $(24,547,000)   $ 22,695,000          $ 301,000       $(1,551,000)
                                                                  =============   =============     =================   ============


(A) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(B) Based on director compensation plan for the surviving fund.
(C) Additional registration expense resulting from fund merger.


SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                             TOTAL RETURN              AMERICAN LEADING        AMERICAN LEADING COMPANIES
                                      % OF NET             TRUST                     COMPANIES                PRO FORMA COMBINED
                                       ASSETS     SHARES/PAR   MARKET VALUE   SHARES/PAR  MARKET VALUE    SHARES/PAR  MARKET VALUE
                                      ----------  -------------------------   -------------------------  ---------------------------
COMMON STOCKS AND EQUITY INTERESTS     94.50%
BASIC MATERIALS                         0.56%
 CHEMICALS                              0.56%
    E.I. du Pont de Nemours and                     85,000     $  3,522,188                                 85,000    $ 3,522,188
     Company                                                   -------------                                          --------------
                                                                  3,522,188                                             3,522,188
CAPITAL GOODS                           5.47%
 AEROSPACE/DEFENSE                      0.72%
    Northrup Grumman Corporation                    50,000        4,543,750                                 50,000      4,543,750
                                                               -------------                                          --------------
                                                                  4,543,750                                             4,543,750

 ELECTRICAL EQUIPMENT                   2.04%
    General Electric Company                        65,000        3,749,688      90,000  $ 5,191,875       155,000      8,941,563
    Koninklijke (Royal) Philips                                                  90,000    3,825,000        90,000      3,825,000
     Electronics N.V.                                          -------------             -------------                --------------
                                                                  3,749,688                9,016,875                   12,766,563

 MANUFACTURING DIVERSIFIED              0.43%
    Honeywell International Inc.                    75,000        2,671,875                                 75,000      2,671,875
                                                               -------------                                          --------------
                                                                  2,671,875                                             2,671,875

 WASTE MANAGEMENT                       2.28%
    Waste Management Inc.                          490,000        8,544,374     330,000    5,754,375       820,000     14,298,749
                                                               -------------             -------------                --------------
                                                                  8,544,374                5,754,375                   14,298,749

COMMUNICATIONS SERVICES                 9.31%
 TELECOMMUNICATIONS                     2.89%
  (LONG DISTANCE)
    AT&T Corp.                                     235,000        6,903,125     120,000     3,525,000      355,000     10,428,125
    Qwest Communications                                                        160,000     7,690,000      160,000      7,690,000(A)
     International Inc.                                        -------------              -------------               --------------
                                                                  6,903,125                11,215,000                  18,118,125

 TELEPHONE                              6.42%
    SBC Communications Inc.                        115,000        5,750,000                                115,000      5,750,000
    Verizon Communications                         188,200        9,115,937                                188,200      9,115,937
    WorldCom, Inc.                                 600,000       18,225,000     235,000     7,138,125      835,000     25,363,125(A)
                                                               -------------              -------------               --------------
                                                                 33,090,937                 7,138,125                  40,229,062

CONSUMER CYCLICALS                     13.02%
 AUTOMOBILES                            2.10%
    Ford Motor Company                             174,817        4,425,055      87,408     2,212,515      262,225      6,637,570
    General Motors Corporation                      60,000        3,900,000      40,000     2,600,000      100,000      6,500,000
                                                               -------------              -------------               --------------
                                                                  8,325,055                 4,812,515                  13,137,570

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                             TOTAL RETURN              AMERICAN LEADING        AMERICAN LEADING COMPANIES
                                      % OF NET             TRUST                     COMPANIES                PRO FORMA COMBINED
                                       ASSETS     SHARES/PAR   MARKET VALUE   SHARES/PAR  MARKET VALUE    SHARES/PAR  MARKET VALUE
                                      ----------  -------------------------   -------------------------  ---------------------------
 HARDWARE & TOOLS                       0.82%
   The Black & Decker Corporation                  150,000        5,128,125                                150,000      5,128,125
                                                               -------------                                          --------------
                                                                  5,128,125                                             5,128,125

 HOUSEHOLD FURNISHINGS AND APPLIANCES   0.40%
   Maytag Corporation                               80,000        2,485,000                                 80,000      2,485,000
                                                               -------------                                          --------------
                                                                  2,485,000                                             2,485,000

 LODGING/HOTELS                         0.92%
   Starwood Hotels & Resorts                                                    185,000     5,781,250      185,000      5,781,250
     Worldwide, Inc.                                                                      -------------               --------------
                                                                                            5,781,250                   5,781,250

 RETAIL (DEPARTMENT STORES)             2.47%
   J.C. Penney Company, Inc.                       220,000        2,598,750                                220,000      2,598,750
   Nordstrom Inc.                                   65,000        1,011,563                                 65,000      1,011,563
   The May Department Stores Company               580,000       11,890,000                                580,000     11,890,000
                                                               -------------                                          --------------
                                                                 15,500,313                                            15,500,313

 RETAIL (GENERAL MERCHANDISE)           0.54%
   Wal-Mart Stores, Inc.                                                         70,000     3,368,750       70,000      3,368,750
                                                                                          -------------               --------------
                                                                                            3,368,750                   3,368,750

 RETAIL (HOME SHOPPING)                 0.80%
   Amazon.com, Inc.                                                             130,000     4,996,875      130,000      4,996,875(A)
                                                                                          -------------               --------------
                                                                                            4,996,875                   4,996,875

 RETAIL (SPECIALTY-APPAREL)             3.13%
   The TJX Companies, Inc.                         375,000        8,437,500     495,000    11,137,500      870,000     19,575,000
                                                               -------------              -------------               --------------
                                                                  8,437,500                11,137,500                  19,575,000

 RETAIL (SPECIALTY)                     1.84%
   Toys "R" Us, Inc.                               505,000        8,206,250     205,000     3,331,250      710,000     11,537,500(A)
                                                               -------------              -------------               --------------
                                                                  8,206,250                 3,331,250                  11,537,500

CONSUMER STAPLES                        7.44%
 ENTERTAINMENT                          0.75%
   Time Warner Inc.                                 60,000        4,695,000                                 60,000      4,695,000
                                                               -------------                                          --------------
                                                                  4,695,000                                             4,695,000

LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                        TOTAL RETURN              AMERICAN LEADING          AMERICAN LEADING COMPANIES
                                  % OF NET             TRUST                     COMPANIES                 PRO FORMA COMBINED
                                   ASSETS     SHARES/PAR  MARKET VALUE    SHARES/PAR   MARKET VALUE   SHARES/PAR      MARKET VALUE
                                 ---------    ------------------------   ---------------------------  ----------------------------

   DISTRIBUTORS (FOOD AND
     HEALTH)                        0.93%
     McKesson HBOC, Inc.                                                     190,000       5,806,875     190,000        5,806,875
                                                                                     ----------------            ----------------
                                                                                           5,806,875                    5,806,875

   HOUSEHOLD PRODUCTS
     (NON-DURABLES)                 0.45%
     Kimberly-Clark Corporation                                               50,000       2,790,625      50,000        2,790,625
                                                                                     ----------------            ----------------
                                                                                           2,790,625                    2,790,625

   HOUSEWARES                       0.45%
     Tupperware Corporation                    155,800        2,804,400                                  155,800        2,804,400
                                                       -----------------                                         ----------------
                                                              2,804,400                                                 2,804,400

   PERSONAL CARE                    0.65%
     Avon Products, Inc.                                                     100,000       4,087,500     100,000        4,087,500
                                                                                     ----------------            ----------------
                                                                                           4,087,500                    4,087,500

   RESTAURANTS                      0.53%
     McDonald's Corporation                    110,000        3,320,625                                  110,000        3,320,625
                                                       -----------------                                         ----------------
                                                              3,320,625                                                 3,320,625

   RETAIL (FOOD CHAINS)             3.68%
     Albertson's, Inc.                         554,400       11,642,400      100,000       2,100,000     654,400       13,742,400
     Delhaize America, Inc.                    189,000        3,165,750                                  189,000        3,165,750
     The Kroger Co.                            271,600        6,127,975                                  271,600        6,127,975(A)
                                                       -----------------             ----------------            ----------------
                                                             20,936,125                    2,100,000                   23,036,125

FINANCIALS                         30.93%
   BANKS (INTERNATIONAL)            3.95%
     Lloyds TSB Group plc                    2,008,833       18,746,153      640,000       5,972,392   2,648,833       24,718,545
                                                       -----------------             ----------------            ----------------
                                                             18,746,153                    5,972,392                   24,718,545

   BANKS (MAJOR REGIONAL)           5.09%
     Bank One Corporation                      195,000        7,531,875      238,000       9,192,750     433,000       16,724,625
     FleetBoston Financial
       Corporation                             140,000        5,460,000                                  140,000        5,460,000
     KeyCorp                                   240,000        6,075,000                                  240,000        6,075,000
     Mellon Financial
       Corporation                                                            78,000       3,617,250      78,000        3,617,250
                                                       -----------------             ----------------            ----------------
                                                             19,066,875                   12,810,000                   31,876,875

   BANKS (MONEY CENTER)             3.87%
     Bank of America
       Corporation                              51,000        2,671,125       99,000       5,185,125     150,000        7,856,250

                                                                 11


LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                        TOTAL RETURN              AMERICAN LEADING          AMERICAN LEADING COMPANIES
                                  % OF NET             TRUST                     COMPANIES                 PRO FORMA COMBINED
                                   ASSETS     SHARES/PAR  MARKET VALUE    SHARES/PAR   MARKET VALUE   SHARES/PAR      MARKET VALUE
                                 ---------    ------------------------   ---------------------------  ----------------------------

     The Chase Manhattan
       Corporation                             155,000        7,159,063      199,500       9,214,406     354,500       16,373,469
                                                       -----------------             ----------------            ----------------
                                                              9,830,188                   14,399,531                   24,229,719

   FINANCIAL (DIVERSIFIED)          8.32%
     Citigroup Inc.                             78,333        4,234,878      300,000      16,218,750     378,333       20,453,628
     Fannie Mae                                145,000       10,367,500       90,000       6,435,000     235,000       16,802,500
     The FINOVA Group Inc.                                                   335,000       2,428,750     335,000        2,428,750
     Mid-America Apartment
       Communities, Inc.                       236,200        5,654,037                                  236,200        5,654,037
     National Golf Properties,
       Inc.                                    226,400        4,669,500                                  226,400        4,669,500
     Nationwide Health
       Properties, Inc.                        130,300        2,076,657                                  130,300        2,076,657
                                                       -----------------             ----------------            ----------------
                                                             27,002,572                   25,082,500                   52,085,072

   INSURANCE (LIFE/HEALTH)          1.78%
     UnumProvident Corporation                 410,000       11,172,500                                  410,000       11,172,500
                                                       -----------------                                         ----------------
                                                             11,172,500                                                11,172,500

   INSURANCE
     (PROPERTY/CASUALTY)            4.63%
     Berkshire Hathaway Inc. -
       Class B                                                                 6,000      12,420,000       6,000       12,420,000(A)
     Enhance Financial Services
       Group, Inc.                             208,400        2,709,200                                  208,400        2,709,200
     MGIC Investment Corporation                                             188,300      11,509,837     188,300       11,509,837
     The Allstate Corporation                   67,700        2,352,575                                   67,700        2,352,575
                                                       -----------------             ----------------            ----------------
                                                              5,061,775                   23,929,837                   28,991,612

   SAVINGS AND LOAN COMPANIES       3.29%
     Washington Mutual, Inc.                   190,000        7,564,375      327,000      13,018,688     517,000       20,583,063
                                                       -----------------             ----------------            ----------------
                                                              7,564,375                   13,018,688                   20,583,063

HEALTH CARE                         9.42%
   HEALTH CARE (DIVERSIFIED)        2.86%
     Bristol-Myers Squibb
       Company                                 105,000        5,998,125       85,000       4,855,625     190,000       10,853,750
     Johnson & Johnson                          40,000        3,757,500       35,000       3,287,812      75,000        7,045,312
                                                       -----------------             ----------------            ----------------
                                                              9,755,625                    8,143,437                   17,899,062

   HEALTH CARE (DRUGS/MAJOR
     PHARMACEUTICALS)               2.47%
     Merck & Co., Inc.                          80,000        5,955,000       78,000       5,806,125     158,000       11,761,125
     Schering-Plough
       Corporation                                                            80,000       3,720,000      80,000        3,720,000
                                                       -----------------             ----------------            ----------------
                                                              5,955,000                    9,526,125                   15,481,125

   HEALTH CARE (MANAGED CARE)       4.09%
     Foundation Health
       Systems, Inc.                                                         650,000      10,806,250     650,000       10,806,250(A)


                                                                 12


LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                        TOTAL RETURN              AMERICAN LEADING          AMERICAN LEADING COMPANIES
                                  % OF NET             TRUST                     COMPANIES                 PRO FORMA COMBINED
                                   ASSETS     SHARES/PAR  MARKET VALUE    SHARES/PAR   MARKET VALUE   SHARES/PAR      MARKET VALUE
                                 ---------    ------------------------   ---------------------------  ----------------------------

     UnitedHealth Group
       Incorporated                                                          150,000      14,812,500     150,000       14,812,500
                                                                                     ----------------            ----------------
                                                                                          25,618,750                   25,618,750

TECHNOLOGY                         18.12%
   COMPUTERS (HARDWARE)             8.10%
     Dell Computer Corporation                  65,000        2,002,812                                   65,000        2,002,812(A)
     Gateway, Inc.                             180,000        8,415,000      200,000       9,350,000     380,000       17,765,000(A)
     International Business
       Machines Corporation                    175,000       19,687,500      100,000      11,250,000     275,000       30,937,500
                                                       -----------------             ----------------            ----------------
                                                             30,105,312                   20,600,000                   50,705,312

   COMPUTERS (PERIPHERALS)          0.79%
     Lexmark International, Inc.                                             132,000       4,950,000     132,000        4,950,000(A)
                                                                                     ----------------            ----------------
                                                                                           4,950,000                    4,950,000

   COMPUTERS (SOFTWARE/SERVICES)    5.24%
     America Online, Inc.                       95,000        5,106,250      204,000      10,965,000     299,000       16,071,250(A)
     Microsoft Corporation                                                    50,000       3,015,625      50,000        3,015,625(A)
     Unisys Corporation                        715,000        8,043,750      504,700       5,677,875   1,219,700       13,721,625(A)
                                                       -----------------             ----------------            ----------------
                                                             13,150,000                   19,658,500                   32,808,500

   ELECTRONICS (SEMICONDUCTORS)     0.60%
     Intel Corporation                          40,000        1,662,500       50,000       2,078,125      90,000        3,740,625
                                                       -----------------             ----------------            ----------------
                                                              1,662,500                    2,078,125                    3,740,625

   PHOTOGRAPHY/IMAGING              3.39%
     Eastman Kodak Company                     400,000       16,350,000      120,000       4,905,000     520,000       21,255,000
                                                       -----------------             ----------------            ----------------
                                                             16,350,000                    4,905,000                   21,255,000

TRANSPORTATION                      0.23%
   AIRLINES                         0.23%
     AMR Corporation                                                          45,000       1,470,938      45,000        1,470,938(A)
                                                                                     ----------------            ----------------
                                                                                           1,470,938                    1,470,938

     TOTAL COMMON STOCK AND
       EQUITY INTERESTS                                   $ 318,287,205                $ 273,501,338                $ 591,788,543

CORPORATE BONDS AND NOTES           2.26%
     Amazon.com, Inc., Cv.,
       4.75%, due 2/1/09                  $ 14,000,000        9,327,500                             $ 14,000,000        9,327,500
     Finova Capital Corp, 7.25%,
       due 11/8/04                           6,475,000        4,856,250                                6,475,000        4,856,250
                                                       -----------------                                         ----------------
                                                             14,183,750                                                14,183,750


                                                                 13


LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS(B)
SEPTEMBER 30, 2000
(UNAUDITED)                                        TOTAL RETURN              AMERICAN LEADING          AMERICAN LEADING COMPANIES
                                  % OF NET             TRUST                     COMPANIES                 PRO FORMA COMBINED
                                   ASSETS     SHARES/PAR  MARKET VALUE    SHARES/PAR   MARKET VALUE   SHARES/PAR      MARKET VALUE
                                 ---------    ------------------------   ---------------------------  ----------------------------
REPURCHASE AGREEMENTS                1.68%
     Goldman, Sachs & Company
        6.60%, dated 9/29/00, to be
        repurchased on 10/2/00               3,927,109        3,927,109    1,335,432       1,335,432   5,262,541         5,262,541
        (Collateral: $5,803 Fannie
        Mae mortgage-backed
        securities, 6%, due 1/1/29,
        value $5,452)
     Morgan Stanley Dean Witter &
        Co. 6.58%, dated 9/29/00, to
        be repurchased on 10/2/00            3,927,109        3,927,109    1,335,431       1,335,431   5,262,540         5,262,540
        (Collateral: $5,497 Ginnie
        Mae mortgage-backed
        securities, 7-7.50%, due
        7/20/28-3/20/29, value
        $5,446)                                        -----------------             ----------------            -----------------
                                                              7,854,218                    2,670,863                    10,525,081

     -----------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS AT MARKET     98.44%               $ 340,325,173                $ 276,172,201                 $ 616,497,374
                                                       -----------------             ----------------            -----------------

     TOTAL INVESTMENTS AT COST                            $ 303,174,936                $ 211,712,649                 $ 514,887,585
                                                       -----------------             ----------------            -----------------

     --------------------------------
     (A) Non Income Producing

     (B) No adjustments  are shown to the unaudited pro forma combined  portfolio of investments due to the fact that upon completion of the  acquisition,  no securities would need to be sold in order for the Acquiring  Fund to comply with its  Prospectus  and SEC and IRS  guidelines and restrictions.  However,  the foregoing  sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

     SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS


LEGG MASON AMERICAN LEADING COMPANIES TRUST
PRO FORMA NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
(UNAUDITED)


1)       DESCRIPTION OF THE FUND

         Legg Mason American Leading Companies Trust ("American Leading Companies"), a series of Investors Trust, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

         American Leading Companies consists of two classes of shares: Primary Class and Institutional Class. All shareholders bear the common expenses of the Fund based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

2)       BASIS OF PRO FORMA PRESENTATION

         The accompanying PRO FORMA financial statements are presented to show the effect of the proposed acquisition of Legg Mason Total Return Trust, Inc. ("Total Return Trust") by American Leading Companies, as if such acquisition had taken place as of October 1, 1999.

         Under the terms of the Plan of Reorganization, the combination of Total Return Trust and American Leading Companies will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Total Return Trust in exchange for shares of American Leading Companies at net asset value. The statement of assets and liabilities and the related statement of operations of Total Return Trust and American Leading Companies have been combined as of and for the twelve months ended September 30, 2000.

         The accompanying PRO FORMA financial statements should be read in conjunction with the financial statements of American Leading Companies and Total Return Trust included in their respective semi-annual reports dated September 30, 2000.

         The following notes refer to the accompanying PRO FORMA financial statements as if the above-mentioned acquisition of Total Return Trust by American Leading Companies had taken place as of October 1, 1999.

3)       SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION

         Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

         Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

         Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income is allocated and distributions to shareholders are determined at the class level and recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within American Leading Companies capital accounts to reflect income and gains available for distribution under federal income tax regulations.

SECURITY TRANSACTIONS

         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES

         No provision for federal income or excise taxes is required since American Leading Companies intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

USE OF ESTIMATES

         Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

4)       REPURCHASE AGREEMENTS:

         All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of American Leading Companies' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. American Leading Companies' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which American Leading Companies enters into repurchase agreements to evaluate potential risks.

5)       TRANSACTIONS WITH AFFILIATES:

         American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to this agreement, LMFM provides American Leading Companies with investment advisory and management services for which it pays a fee, computed daily and payable monthly, at an annual rate of it's average daily net assets.

         LMFM has agreed to waive its fees in any month to the extent American Leading Companies' expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of its average daily net assets as shown in the following chart:


                                               Expense        Expense Limitation
American Leading Companies   Management Fee    Limitation     Expiration

-Primary Class               .75%              1.95%          Indefinitely
-Institutional Class         .75%               .95%          Indefinitely


         Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor. Legg Mason receives an annual distribution fee and an annual service fee based on American Leading Companies' average daily net assets, computed daily and payable monthly as follows:

           American Leading Companies          Distribution
           Companies    `                      Fee                 Service Fee
           -Primary Class                      .75%                 .25%
           -Institutional Class                N/A                  N/A

         LMFM  and  Legg  Mason  are  corporate   affiliates  and  wholly  owned
subsidiaries of Legg Mason, Inc.

6)       LINE OF CREDIT:

         American Leading Companies, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the twelve months ended September 30, 2000, American Leading Companies had no borrowings under the Credit Agreement.

                            PART C: OTHER INFORMATION



   Item 15.Indemnification

           This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-62174, filed January 31, 1997.


   Item 16.Exhibits

   (1)     (a) Articles of Incorporation (3)
           (b) Articles Supplementary (3)
           (c) Articles Supplementary (3)
           (d) Articles Supplementary (4)
           (e) Articles of Amendment (8)
           (f) Articles of Amendment (13)

   (2)     Amended By-Laws (3)

   (3)     Voting trust agreement -- none

   (4) Form of Agreement and Plan of Reorganization and Termination is attached hereto as Appendix B to the Proxy Statement/Prospectus

   (5) Instruments defining the rights of security holders with respect to American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust, and Financial Services Fund are contained in the Articles of Incorporation and subsequent amendments and By-Laws which are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement (SEC File No. 33-62174), filed July 31, 1997.

  (6)      (a) Investment Advisory and Management Agreement -- American
               Leading Companies Trust (3)
           (b) Investment Advisory Agreement -- Balanced Trust (3)
           (c) Advisory Agreement -- American Leading Companies Trust
               (3)

           (d) Management Agreement -- Balanced Trust (3)
           (e) Investment Advisory Agreement -- U.S. Small-Cap Value
               Trust (5)
           (f) Management Agreement -- U.S. Small-Cap Value Trust (5)
           (g) Investment Advisory and Administration Agreement - Financial Services Fund (11)
           (h) Sub-Advisory Agreement - Financial Services Fund (11)

   (7)     (a) Underwriting Agreement -- American Leading Companies Trust (3)
           (b) Amended Underwriting Agreement -- American Leading Companies Trust (2)
           (c) Underwriting Agreement -- Balanced Trust (2)
           (d) Underwriting Agreement -- U.S. Small-Cap Value Trust (5)

           (e) Dealer Agreement with respect to Navigator Shares (2)
           (f) Underwriting Agreement - Financial Services Fund (11)

   (8)     Bonus, profit sharing or pension plans - none

   (9)     Custodian agreement (1)

   (10)    (a)  Plans pursuant to Rule 12b-1
              (i)   Plan pursuant to Rule 12b-1 -- American Leading
                    Companies Trust (3)
              (ii) Amended Plan pursuant to Rule 12b-1 -- American Leading Companies Trust (2)
              (iii) Plan pursuant to Rule 12b-1 -- Balanced Trust (2)
              (iv)  Plan pursuant to Rule 12b-1 -- U.S. Small-Cap Value Trust
                    (5)

              (v) Plan pursuant to 12b-1 -- Financial Services Fund Class A shares (11)
              (vi) Plan pursuant to 12b-1 -- Financial Services Fund Primary Class shares (11)
              (vii) Plan pursuant  to Rule  12b-1 --  Balanced  Trust  Financial
                    Intermediary Class shares (13)

           (b)  Plans pursuant to Rule 18f-3
              (i)   Plan Pursuant to Rule 18f-3 -- Financial Services Fund (11)
              (ii) Form of Plan Pursuant to Rule 18f-3 -- American Leading Companies Trust (9)
              (iii) Form of Plan Pursuant to Rule 18f-3 -- Small-Cap Value
                    Trust (9)
              (iv)  Multi-Class Plan pursuant to Rule 18f-3 -- Balanced Trust
                    (13)

   (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered - filed herewith

   (12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with the reorganization of Legg Mason Total Return Trust into Legg Mason American Leading Companies Trust - to be filed

   (13)    (a) Transfer Agent Agreement (1)
           (b) Credit Agreement (6)
           (c) Amendment to Credit Agreement (10)

   (14)    (a)  Consent  of  PricewaterhouseCoopers  LLP -  filed  herewith
           (b)  Consent of Ernst & Young LLP - filed herewith

   (15)    Financial statements omitted pursuant to Item 14(a)(i) -- none

   (16)    Manually signed copy of power of attorney (12)

   (17)    Additional Exhibits -- none

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 4 to the Registration Statement, SEC File No. 33-62174, filed May 17, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 5 to the Registration Statement, SEC File No. 33-62174, filed July 31, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement, SEC File No. 33-62174, filed January 31, 1997.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement, SEC File No. 33-62174, filed March 18, 1998.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement, SEC File No. 33-62174, filed May 29, 1998.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed May 28, 1999.

(7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 11 to the Registration Statement, SEC File No. 33-62174, filed May 28, 1999.

(8) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-62174, filed July 2, 1999.

(9) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the Registration Statement, SEC File No. 33-62174, filed July 30, 1999.

(10) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed March 28, 2000.

(11) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement, SEC File No. 33-62174, filed July 25, 2000.

(12) Incorporated by reference to the corresponding exhibit of the Registration Statement on Form N-14, SEC File No. 333-52228, filed December 20, 2000.

(13) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to the Registration Statement, SEC File No. 33-62174, filed January 19, 2001.



   Item 17.Undertakings

        (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) Registrant hereby undertakes to file a post-effective amendment to this registration statement on Form N-14, containing an opinion of counsel supporting the tax consequences of the reorganization described herein within a reasonable time after receipt of such opinion.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Legg Mason Investors Trust, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 23rd day of February 2001.

                                    LEGG MASON INVESTORS TRUST, INC.

                                       By:

                                                /s/ Marie K. Karpinski
                                            --------------------------------
                                                Marie K. Karpinski
                                                Vice President and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                           Title                    Date

 /s/ John F. Curley, Jr. *          Chairman of the Board    February 23, 2001
----------------------------        and Director
John F. Curley, Jr.

 /s/ Edward A. Taber, III *         President and Director   February 23, 2001
----------------------------
Edward A. Taber, III

 /s/ Nelson A. Diaz *               Director                 February 23, 2001
----------------------------
Nelson A. Diaz

 /s/ Richard G. Gilmore *           Director                 February 23, 2001
----------------------------
Richard G. Gilmore

 /s/ Arnold L. Lehman *             Director                 February 23, 2001
----------------------------
Arnold L. Lehman

 /s/ Jill E. Mcgovern *             Director                 February 23, 2001
------------------------------
Jill E. McGovern

 /s/ G. Peter O'Brien *             Director                 February 23, 2001
------------------------------
G. Peter O'Brien

 /s/ T. A. Rodgers *                Director                 February 23, 2001
------------------------------------
T. A. Rodgers

 /s/ Marie K. Karpinski             Vice President and       February 23, 2001
------------------------------      Treasurer
Marie K. Karpinski


*Signature affixed by Marie K. Karpinski pursuant to a power of attorney dated November 10, 2000, which is incorporated by reference to the Registration Statement on Form N-14 filed on December 20, 2000.

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

(11)        -     Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered.

(14)(a)     -     Consent of PricewaterhouseCoopers LLP.

(14)(b)     -     Consent of Ernst & Young LLP.